UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 22, 2017 (August 16, 2017)

DARIOHEALTH CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-37704	45-2973162
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9 Halamish Street

Caesarea Industrial Park

3088900, Israel

(Address of Principal Executive Offices)

972-4-770-4055

(Issuer’s telephone number)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Between August 16, 2017 and August 22, 2017, DarioHealth Corp. (the “Company”) executed Securities Purchase Agreements (the “Securities Purchase Agreements”) with a total of 23 accredited and non-U.S. investors relating to two concurrent placement offerings (collectively, the “Offering”) of 483,333 shares of the Company’s common stock, $0.0001 par value per share (“Common Stock”), at a purchase price of $1.80 per share, and 2,307,654 shares of the Company’s newly designated Series B Convertible Preferred Stock, $0.0001 par value per share (the “Series B Preferred Stock”), at a purchase price of $1.80 per share (collectively, the “Securities”). The closing of the Offering took place on August 22, 2017.

Pursuant to the Certificate of Designation of Preferences, Rights and Limitations of the Series B Preferred Stock (the “Certificate of Designation”), the shares of Series B Preferred Stock are convertible into an aggregate of 2,307,654 shares of Common Stock based on a conversion price of $1.80 per share. Such conversion price is not subject to any future price-based anti-dilution adjustments but does carry customary stock-based anti-dilution protection. The holders of the Series B Preferred Stock will not be entitled to convert such preferred stock into shares of the Company’s Common Stock until the Company obtains stockholder approval for such issuance and upon obtaining such stockholder approval shall automatically convert into shares of Common Stock. In addition, the holders of the Series B Preferred Stock are entitled to a 6% annual dividend, payable in shares of Common Stock, which shall be payable upon the automatic conversion of the Series B Preferred Stock. The holders of the Series B Preferred Stock do not possess any voting rights but the Series B Preferred Stock does carry a liquidation preference for each holder equal to the investment made by such holder in the Offering, and such liquidation preference applies in certain deemed liquidation events such as a change in control of the Company. In addition, the holders of Series B Preferred Stock are eligible to participate in dividends and other distributions by the Company on an as converted basis.

The Company has agreed to file a registration statement covering the resale of the shares of Common Stock sold in the Offering, the shares of Common Stock underlying the Series B Preferred Stock and the shares of Common Stock issuable upon the payment of the Series B Preferred Stock dividend, within 60 days of closing.

In addition, in connection with the Offering, the Company engaged a placement agent and the Company agreed to pay the placement agent an aggregate commission of $140,000 for the placement of a portion of the Securities sold in the Offering. In addition, in conjunction with the sale of Securities to non-U.S. investors, the Company has agreed to pay a certain finder a fee of $35,100 and issue 159,333 shares of Common Stock to two additional finders pursuant to the Company’s Amended and Restated 2012 Equity Incentive Plan.

The Securities issued in the Offering, as well as the shares issued to finders, are exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”) pursuant to Section 4(a)(2) of the Securities Act and/or Rule 506(b) of Regulation D promulgated thereunder because, among other things, the transaction did not involve a public offering, the investors are accredited investors, the investors are taking the securities for investment and not resale and the Company took appropriate measures to restrict the transfer of the securities, and pursuant to Regulation S of the Securities Act to non-U.S. investors. The Securities have not been registered under the Securities Act and may not be sold in the United States absent registration or an exemption from registration. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these Securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Item 3.02	Unregistered Sales of Equity Securities.

The response to this item is included in Item 1.01, Entry into a Material Definitive Agreement, and is incorporated herein in its entirety.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Certificate of Incorporation of the Company authorizes the issuance of up to 5,000,000 shares of preferred stock and further authorizes the Board of Directors of the Company to fix and determine the designation, preferences, conversion rights, or other rights, including voting rights, qualifications, limitations, or restrictions of the preferred stock.

On August 22, 2017, the Company filed the Certificate of Designation with the Delaware Secretary of State to designate the rights and preferences of up to 2,4000,000 shares of Series B Preferred Stock, 2,307,654 of which were issued in connection with the Offering.

Cautionary Note Regarding Forward-Looking Statements

This Current Report of the Company contains or may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Statements that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as “plan,” “project,” “potential,” “seek,” “may,” “will,” “expect,” “believe,” “anticipate,” “intend,” “could,” “estimate” or “continue” are intended to identify forward-looking statements. Readers are cautioned that certain important factors may affect the Company’s actual results and could cause such results to differ materially from any forward-looking statements that may be made in this Current Report. Factors that could cause or contribute to differences between the Company’s actual results and forward-looking statements include, but are not limited to, those risks discussed in the Company’s filings with the U.S. Securities and Exchange Commission. Readers are cautioned that actual results (including, without limitation, the results of the Offering) may differ significantly from those set forth in the forward-looking statements. The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 22, 2017	DARIOHEALTH CORP.

	By:	/s/ Zvi Ben David
		Name:	Zvi Ben David
		Title:	Chief Financial Officer, Treasurer and
Secretary